                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-KA

                                 CURRENT REPORT




     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported)  MAY 14, 1999
-------------------------------------------------------------------------------

SEMELE GROUP INC.
-------------------------------------------------------------------------------
(Exact name of registrant as specified in its charter)

DELAWARE                               0-16886               36-3465422
-------------------------------------------------------------------------------
(State or other jurisdiction of      (Commission           (IRS Employer
 incorporation or organization)      File Number)       Identification Number)

ONE CANTERBURY GREEN, STAMFORD, CONNECTICUT       06901
-------------------------------------------------------------------------------
(Address of principal executive offices)       (Zip Code)

Registrant's telephone number, including area code  (203) 363-0849
-------------------------------------------------------------------------------



-------------------------------------------------------------------------------
(Former name or former address, if changed since last report.)

                                SEMELE GROUP INC.
                                    FORM 8-KA

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

This report on Form 8-KA provides financial statements and exhibits required pursuant to Item 7 of Form 8-K resulting from the acquisition of Ariston Corporation ("Ariston") by Semele Group Inc. (the "Company" or the "Registrant"). Information required pursuant to Item 2, Acquisition or Disposition of Assets, is included in Form 8-K filed by the Registrant on September 15, 1998.

SUMMARY

Ariston was organized on July 31, 1998 as a Delaware corporation by Equis Financial Group Limited Partnership ("Equis"). On August 3, 1998, Equis contributed its limited partnership interests in two majority owned subsidiaries, AFG Eireann Limited Partnership ("AFG Eireann") and Old North Capital Limited Partnership ("ONC"), to Ariston in exchange for Ariston common stock. On August 31, 1998, the Company executed an agreement to acquire all of the common stock of Ariston from Equis for a total purchase price of $12,450,000.

Ariston was formed principally to facilitate the transfer of limited partnership interests held by Equis to the Company. Ariston has no business activities other than through its limited partnership interests in AFG Eireann, which holds an intangible tax interest in a portfolio of leases, and ONC, which owns equipment on lease to third parties, limited partnership units in several affiliated equipment leasing programs, and certain other assets. Gary D. Engle, Chairman, Chief Executive Officer and a director of the Company, has control over AFG Eireann, ONC, and Equis. Accordingly, the accompanying combined audited financial statements of ONC and AFG Eireann, consisting of an audited balance sheet at December 31, 1997, and audited statements of operations, cash flows and changes in partners' capital for each of the years ended December 31, 1997 and 1996, include AFG Eireann and ONC as entities under common control.

The Registrant also has included a pro-forma balance sheet that reflects the effect of the acquisition on the Company assuming it had occurred on December 31, 1997. In addition, the Registrant has included pro-forma statements of operations for the year ended December 31, 1997 and for each of the nine month periods ended September 30, 1998 and 1997 that reflect the effect of the acquisition on the Company assuming it had occurred on January 1, 1997. The Registrant has recorded the acquisition of Ariston using the purchase method of accounting, which method is reflected in the pro-forma financial statements.

                         REPORT OF INDEPENDENT AUDITORS

To the Partners of Old North Capital Limited Partnership and
   AFG Eireann Limited Partnership:

        We have audited the accompanying combined balance sheet of Old North Capital Limited Partnership and AFG Eireann Limited Partnership as of December 31, 1997, and the related combined statements of operations, cash flows and changes in partners' capital for the years ended December 31, 1997 and 1996. These financial statements are the responsibility of Old North Capital Limited Partnership's and AFG Eireann Limited Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

        We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements referred to above present fairly, in all material respects, the combined financial position of Old North Capital Limited Partnership and AFG Eireann Limited Partnership at December 31, 1997, and the combined results of its operations and its cash flows for the years ended December 31, 1997 and 1996, in conformity with generally accepted accounting principles.



                                                               ERNST & YOUNG LLP



Boston, Massachusetts
May 5, 1999

    OLD NORTH CAPITAL LIMITED PARTNERSHIP AND AFG EIREANN LIMITED PARTNERSHIP
                             COMBINED BALANCE SHEET

                                DECEMBER 31, 1997

ASSETS

Cash and cash equivalents ....................................   $  9,307,434
Rents receivable .............................................        144,486
Accounts receivable - affiliate ..............................      1,116,823
Interest receivable - affiliates .............................        367,056
Other receivables ............................................         35,000
Investments in partnerships and trusts .......................      2,649,387
Note receivable from affiliates ..............................      3,990,070
Equipment on operating leases, net of accumulated depreciation
  of $500,116 ................................................         86,618
                                                                 ------------

Total assets .................................................   $ 17,696,874
                                                                 ------------
                                                                 ------------

LIABILITIES AND PARTNERS' CAPITAL

Notes payable ................................................   $  1,436,850
Accrued interest .............................................         73,642
Accrued expenses - affiliates ................................        578,917
Accrued expenses .............................................         20,000
Deferred income ..............................................        177,365
                                                                 ------------

Total liabilities ............................................      2,286,774
                                                                 ------------

Partners' capital:
  General Partners ...........................................         25,643
  Limited Partners ...........................................     15,868,644
  Subscriptions receivable ...................................       (484,187)
                                                                 ------------

Total partners' capital ......................................     15,410,100
                                                                 ------------

Total liabilities and partners' capital ......................   $ 17,696,874
                                                                 ------------
                                                                 ------------


The accompanying notes are an integral part of these consolidated financial statements

    OLD NORTH CAPITAL LIMITED PARTNERSHIP AND AFG EIREANN LIMITED PARTNERSHIP
                        COMBINED STATEMENTS OF OPERATIONS

                 FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996


                                     1997        1996
                                 ----------   ----------
INCOME

Lease revenue ................   $1,647,850   $2,809,633
Interest income ..............    1,119,343      273,264
Income from investments ......      418,455         --
Other income .................      434,895      177,335
Gain on sale of equipment ....    1,418,445      827,644
                                 ----------   ----------

Total income .................    5,038,988    4,087,876
                                 ----------   ----------


EXPENSES

Depreciation .................      283,155      485,780
Interest expense .............      133,474      152,946
Operating expenses - affiliate      359,467      474,467
                                 ----------   ----------

Total expenses ...............      776,096    1,113,193
                                 ----------   ----------

Net income ...................   $4,262,892   $2,974,683
                                 ----------   ----------
                                 ----------   ----------


The accompanying notes are an integral part of these consolidated financial statements

    OLD NORTH CAPITAL LIMITED PARTNERSHIP AND AFG EIREANN LIMITED PARTNERSHIP
               COMBINED STATEMENT OF CHANGES IN PARTNERS' CAPITAL

                 FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996


                                          General        Limited
                                          Partner        Partners         Total
                                      -------------   -------------   -------------
  Balance at December 31, 1995 ....   $     24,385    $  2,414,088    $  2,438,473

  Contributions ...................           --         5,685,000       5,685,000

  Distributions ...................           --        (1,990,768)     (1,990,768)

  Net income ......................         29,747       2,944,936       2,974,683
                                      -------------   -------------   -------------

  Balance at December 31, 1996 ....         54,132       9,053,256       9,107,388

  Contributions ...................           --           324,428         324,428

  Subscribed contributions received           --         8,830,813       8,830,813

  Distributions ...................        (71,118)     (7,044,303)     (7,115,421)

  Net income ......................         42,629       4,220,263       4,262,892
                                      -------------   -------------   -------------

  Balance at December 31, 1997 ....         25,643      15,384,457      15,410,100
                                      -------------   -------------   -------------
                                      -------------   -------------   -------------


The accompanying notes are an integral part of these consolidated financial statements

    OLD NORTH CAPITAL LIMITED PARTNERSHIP AND AFG EIREANN LIMITED PARTNERSHIP
                        COMBINED STATEMENTS OF CASH FLOWS

                 FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996


                                                                1997         1996
                                                           ------------   ------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income .............................................   $ 4,262,892    $ 2,974,683
Adjustments to reconcile net income to net cash provided
 by operating activities:
  Depreciation .........................................       283,155        485,780
  Gain on sale of equipment ............................    (1,418,445)      (827,644)
  Income from investments ..............................      (418,455)          --

Net Change In:
  Rents receivable .....................................       383,982         41,857
  Accounts receivable - affiliate ......................      (205,918)      (369,331)
  Interest Receivable - affiliates .....................      (367,056)          --
  Other receivables ....................................       448,487             26
  Accrued interest .....................................        55,649         17,516
  Accrued expenses - affiliates ........................      (447,541)       889,388
  Accrued expenses .....................................       (40,632)      (513,714)
  Deferred income ......................................      (354,640)       532,005
                                                           ------------   ------------

Net Cash Provided By Operating Activities ..............     2,181,478      3,230,566
                                                           -----------    -----------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchase of equipment ................................          --         (303,387)
  Proceeds from sale of equipment ......................     1,673,946      1,542,985
  Note receivable from affiliates ......................    (3,990,070)          --
  Investments in partnerships and trusts ...............      (630,932)    (1,600,000)
                                                           ------------   ------------

Net Cash Used In Investing Activities ..................    (2,947,056)      (360,402)
                                                           ------------   ------------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Contributions from former Partner ....................       324,428           --
  Contributions received ...............................     8,830,813      5,685,000
  Distributions paid ...................................    (7,115,421)    (1,990,768)
  Notes payable ........................................      (746,059)       352,306
                                                           ------------   ------------

Net Cash Provided By (Used In) Financing Activities ....     1,293,761      4,046,538
                                                           ------------   ------------

Net increase in cash and cash equivalents ..............       528,183      6,916,702

Cash and cash equivalents at beginning of period .......     8,779,251      1,862,549
                                                           ------------   ------------

Cash and cash equivalents at end of period .............   $ 9,307,434    $ 8,779,251
                                                           ------------   ------------
                                                           ------------   ------------

Supplemental disclosure of cash flow information:
  Cash paid during the period for interest .............   $    77,825    $   135,430
                                                           ------------   ------------
                                                           ------------   ------------


The accompanying notes are an integral part of these consolidated financial statements

    OLD NORTH CAPITAL LIMITED PARTNERSHIP AND AFG EIREANN LIMITED PARTNERSHIP

                     NOTES TO COMBINED FINANCIAL STATEMENTS
                                DECEMBER 31, 1997

NOTE 1 - ORGANIZATION AND OWNERSHIP

     The financial statements combine the two majority owned subsidiaries of Equis Financial Group Limited Partnership ("Equis"): (i) a 99% limited partnership interest in AFG Eireann Limited Partnership ("AFG Eireann"), a Massachusetts limited partnership having a tax interest in a diversified pool of lease contracts owned by an institutional investor and (ii) a 98% limited partnership interest in Old North Capital Limited Partnership ("ONC" or collectively with AFG Eireann the "Company"), a Massachusetts limited partnership. ONC has investments in (i) cash, (ii) a portfolio of equipment leases, (iii) limited partnership units of several direct-participation equipment leasing programs sponsored and managed by EFG, (iv) general and limited partnership interests in a real estate partnership sponsored by EFG that owns two commercial buildings leased to an investment-grade educational institution, and (v) a note receivable having a principal balance of approximately $3.99 million that is due from Messrs. Engle and Coyne.

     Ariston Corporation ("Ariston") is a Massachusetts corporation organized on July 31, 1998 as a wholly-owned subsidiary of Equis. On August 3, 1998, Equis contributed its limited partnership interests in AFG Eireann and ONC to Ariston in exchange for Ariston common stock. Ariston is a holding company that was created principally to facilitate the sale of limited partnership interests held by Equis to an affiliate, Semele Group Inc. Ariston has no business activities other than through its limited partnership interests in AFG Eireann and ONC.

     The general partner of ONC, with a 1% controlling interest, is ONC I Corporation ("ONC I"), a Massachusetts corporation. At December 31, 1997, ONC had two limited partners: (i) Equis with a 49% limited partner interest and (ii) Old North Capital Corporation with a 50% limited partner interest. Equis acquired an additional 49% limited partner interest in ONC from Old North Capital Corporation in 1998. ONC I Corp. is controlled by Gary D.
Engle.

     The general partner of AFG Eireann, with a 1% controlling interest, is AFG Ireland, Inc., a Massachusetts corporation. At December 31, 1997, the sole 99% limited partner of AFG Eireann was Equis. AFG Ireland, Inc. is controlled by Gary D. Engle.

NOTE 2 - BASIS OF PRESENTATION

     Gary D. Engle, Chairman, Chief Executive Officer and sole director of Ariston, has control over AFG Eireann, ONC, and Equis. Accordingly, the accompanying audited combined financial statements of the Company, consisting of an audited combined balance sheet at December 31, 1997, and audited combined statements of operations, cash flows and changes in partners' capital for each of the years ended December 31, 1997 and 1996, include AFG Eireann and ONC as entities under common control.

    OLD NORTH CAPITAL LIMITED PARTNERSHIP AND AFG EIREANN LIMITED PARTNERSHIP

                     NOTES TO COMBINED FINANCIAL STATEMENTS

                                   (CONTINUED)

NOTE 3 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

STATEMENT OF CASH FLOWS

     The Company considers liquid investment instruments purchased with a maturity of three months or less to be cash equivalents. From time to time, the Company invests excess cash with large institutional banks in federal agency discount notes and in reverse repurchase agreements with overnight securities. Under the terms of the agreements, title to the underlying securities passes to the Company. The securities underlying the agreements are book entry securities. At December 31, 1997, the Company had no cash invested in federal agency discount notes and in reverse repurchase agreements secured by U.S. Treasury Bills or interests in U.S. Government securities.

EQUIPMENT ON OPERATING LEASE

     The Company holds equipment on operating leases for its own portfolio which is depreciated using the straight line method over the equipment's estimated useful life. Rental income and interest expense associated with equipment on operating leases are recognized as earned and incurred, respectively. At December 31, 1997, the Company's equipment portfolio consisted of equipment with a cost and accumulated depreciation of $586,734 and $500,116, respectively.

     At December 31, 1997, future minimum rents due in connection with equipment on operating leases was as follows:

   For the year ending December 31, 1998        $      495,587
                                    1999               139,551
                                    2000                68,673
                                                --------------
                                   Total        $      703,811
                                                --------------
                                                --------------


USE OF ESTIMATES

     The preparation of the combined financial statements in conformity with generally accepted accounting principles requires the use of estimates and assumptions that affect the amounts reported in the combined financial statements and accompanying notes. Actual results could differ from those estimates.

INVESTMENTS IN PARTNERSHIPS AND TRUSTS - AFFILIATES

     The Company uses the equity method to account for investments in affiliated partnerships and trusts in which the Company's percentage ownership is greater than 5%. The Company uses the cost method to account for investments in affiliated partnerships and trusts in which the Company's percentage ownership is less than 5%.

    OLD NORTH CAPITAL LIMITED PARTNERSHIP AND AFG EIREANN LIMITED PARTNERSHIP

                     NOTES TO COMBINED FINANCIAL STATEMENTS

                                   (CONTINUED)

INCOME TAXES

     No provision or benefit from income taxes is included in the accompanying financial statements. ONC and AFG Eireann were partnerships during the historical period and all income taxes were the responsibility of the partners. If these entities had been a corporate form during this period, the tax expense would have been approximately $1,705,000 and $1,190,000 for the years ended December 31, 1997 and 1996, respectively.

NOTE 4 - NOTES PAYABLE

     The Company has debt of $929,216 related to its limited partnership interest in a real estate partnership. The note bears a fluctuating interest rate based on prime plus a margin and requires quarterly payments of principal and interest. The note matures on January 15, 2003 and is secured by the associated limited partnership interest. Repayment of the debt is partially guaranteed by certain individuals, including Messrs.
Engle and Coyne.

     Additionally, the Company has $507,634 of non-recourse debt, consisting of installment notes that are collateralized by certain equipment held on operating leases. The installment notes will be repaid fully by non-cancelable rents generated by the associated lease agreements. At December 31, 1997, the interest rates on these obligations ranged from 7.1% to 12.5%. The carrying value approximates fair value at December 31, 1997.

       The annual maturities of the installment notes payable are as follows:

     For the year ending December 31, 1998            $      395,700
                                      1999                   219,035
                                      2000                   218,838
                                      2001                   184,258
                                      2002                   201,903
                                      2003                   217,116
                                                      --------------

                                     Total            $    1,436,850
                                                      --------------
                                                      --------------


NOTE 5 - RELATED PARTY TRANSACTIONS

     All rents and proceeds from the sale of equipment are paid directly to either Equis or to a lender. Equis temporarily deposits collected funds in a separate interest-bearing escrow account prior to remittance to the Partnership. At December 31, 1997, the Company was owed $1,116,823 by Equis for such funds and the interest thereon. These funds were remitted to the Company in January 1998.

     The Company owns limited partnership units in several affiliated investment programs which are engaged in either equipment leasing or real estate.

    OLD NORTH CAPITAL LIMITED PARTNERSHIP AND AFG EIREANN LIMITED PARTNERSHIP

                     NOTES TO COMBINED FINANCIAL STATEMENTS

                                   (CONTINUED)


     Gary D. Engle owns all of the voting stock, and has a one-third equity interest in, and is a director of the general partner of ONC. James A. Coyne owns non-voting stock, and has a one-third equity interest in, and is a director of the general partner of ONC.


NOTE 6 - YEAR 2000 (UNAUDITED)

     The Year 2000 Issue generally refers to the capacity of computer programming logic to correctly identify the calendar year. Many companies utilize computer programs or hardware with date sensitive software or embedded chips that could interpret dates ending in "00" as the year 1900 rather than the year 2000. In certain cases, such errors could result in system failures or miscalculations that disrupt the operations of the affected businesses. The Company uses information systems provided by EFG and has no information systems of its own. EFG has adopted a plan to address the Year 2000 Issue that consists of four phases: assessment, remediation, testing, and implementation and has elected to utilize principally internal resources to perform all phases. EFG has completed substantially all of its Year 2000 project at an aggregate cost of less than $50,000 and at a di minimus cost to the Company. All costs incurred in connection with EFG's Year 2000 project have been expensed as incurred.

     EFG's primary information software was coded by IBM at the point of original design to use a four digit field to identify calendar year. All of the Company's lease billings, cash receipts and equipment remarketing processes are performed using this proprietary software. In addition, EFG has gathered information about the Year 2000 readiness of significant vendors and third party servicers and continues to monitor developments in this area. All of EFG's peripheral computer technologies, such as its network operating system and third-party software applications, including payroll and electronic banking, have been evaluated for potential programming changes and have required only minor modifications to function properly with respect to dates in the year 2000 and thereafter. EFG understands that each of its and the Company's significant vendors and third-party servicers are in the process, or have completed the process, of making their systems Year 2000 compliant. Substantially all parties queried indicated that their systems would be Year 2000 compliant by the end of 1998.

     Presently, EFG is not aware of any outside customer with a Year 2000 Issue that would have a material effect on the Company's results of operations, liquidity, or financial position. The Company's equipment leases were structured as triple net leases, meaning that the lessees are responsible for, among other things, (i) maintaining and servicing all equipment during the lease term, (ii) ensuring that all equipment functions properly and is returned in good condition, normal wear and tear excepted, and (iii) insuring the assets against casualty and other events of loss. Non-compliance with lease terms on the part of a lessee, including failure to address Year 2000 Issues, could result in lost revenues and impairment of residual values of the Company's equipment assets under a worst-case scenario.

     EFG believes that its Year 2000 compliance plan will be effective in resolving all material Year 2000 risks in a timely manner and that the Year 2000 Issue will not pose significant operational problems with respect to its computer systems or result in a system failure or disruption of its or the Company's business operations. However, EFG has no means of ensuring that all customers, vendors and third-party servicers will conform ultimately to Year 2000 standards. The effect of this risk to the Company is not determinable.

    OLD NORTH CAPITAL LIMITED PARTNERSHIP AND AFG EIREANN LIMITED PARTNERSHIP

                     NOTES TO COMBINED FINANCIAL STATEMENTS

                                   (CONTINUED)


NOTE 7 - SUBSEQUENT EVENT

     On August 31, 1998, all of the outstanding stock of Ariston was sold by Equis to Semele Group Inc.

                         PRO-FORMA FINANCIAL INFORMATION

     The balance sheet of the Registrant at September 30, 1998 reflects the effect of acquisition of Ariston and is not re-presented herein.

     The accompanying pro-forma statements of operations for the year ended December 31, 1997 and for each of the nine month periods ended September 30, 1998 and 1997 reflect the effect of the acquisition of Ariston to the Registrant assuming it had occurred on January 1, 1997. The Ariston income statements are included under the pro forma adjustments column. The Registrant has recorded the acquisition of Ariston using the purchase method of accounting, which method is reflected in the pro-forma financial statements.

                                SEMELE GROUP INC.
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1997


                                                                       Historical     Pro forma      Pro forma
                                                                       Statements    Adjustments      Results
                                                                      -----------   ------------   ------------
INCOME
Income From Lending and Investing Activities:
  Interest on Loans Receivable ....................................   $    28,333    $      --      $    28,333
  Income on Investments ...........................................       206,308        648,898        855,206
                                                                      -----------   ------------   ------------

Total Income From Lending and Investing Activities ................       234,641        648,898        883,539
                                                                      -----------   ------------   ------------

Other Income:
  Lease Revenue ...................................................          --        1,647,850      1,647,850
  Interest on Note Receivable - Affiliate .........................          --          888,900        888,900
  Other Income ....................................................          --          434,895        434,895
  Gain on Sale of Equipment .......................................          --        1,418,445      1,418,445
                                                                      -----------   ------------   ------------

Total Other Income ................................................          --        4,390,090      4,390,090
                                                                      -----------   ------------   ------------

Total Income ......................................................       234,641      5,038,988      5,273,629
                                                                      -----------   ------------   ------------
EXPENSES
Expenses From Property Operating Activities:
  Net Loss From Operations of Foreclosed Real Estate Held for Sale.       660,994           --          660,994
  Net Loss From Disposition of Foreclosed Real Estate Held for Sale        32,612           --           32,612
  Net Income From Operations of Real Estate Venture ...............      (412,236)          --         (412,236)
                                                                      -----------   ------------   ------------

Total Expenses From Property Operating Activities .................       281,370           --          281,370
                                                                      -----------   ------------   ------------

Other Expenses:
  Stockholder Expenses ............................................       120,031           --          120,031
  Directors' Fees, Expenses, and Insurance ........................       234,075           --          234,075
  Other Professional Fees .........................................       371,966           --          371,966
  General and Administrative ......................................     1,007,307        444,725      1,452,032
  Administrative Reimbursement - Affiliate ........................        49,166           --           49,166
  Interest Expense - Affiliates ...................................       108,947           --          108,947
  Depreciation Expense ............................................          --          283,155        283,155
  Interest Expense ................................................          --          133,474        133,474
  Recovery of Losses on Loans, Notes and Interest Receivable ......     1,166,246           --        1,166,246
                                                                      -----------   ------------   ------------

Total Other Expenses ..............................................     3,057,738        861,354      3,919,092
                                                                      -----------   ------------   ------------

Total Expenses ....................................................     3,339,108        861,354      4,200,462
                                                                      -----------   ------------   ------------

Net Income (Loss) .................................................   $(3,104,467)   $ 4,177,634    $ 1,073,167
                                                                      -----------   ------------   ------------
                                                                      -----------   ------------   ------------
Net Income (Loss) Per Share of Common Stock Basic
  (Based on the Weighted Average Number of Shares
  Outstanding of 1,127,561) .......................................   $     (2.75)   $      3.71    $      0.95
                                                                      -----------   ------------   ------------
                                                                      -----------   ------------   ------------


                                SEMELE GROUP INC.
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998


                                                                      Historical      Pro forma     Pro forma
                                                                      Statements     Adjustments     Results
                                                                     -----------    ------------  ------------
INCOME
Income From Lending and Investing Activities:
  Interest on Loans Receivable ...................................   $    24,705    $      --     $    24,705
  Income on Investments ..........................................       290,880         34,675       325,555
                                                                     -----------    ------------  ------------
Total Income From Lending and Investing Activities ...............       315,585         34,675       350,260
                                                                     -----------    ------------  ------------
Other Income:
  Lease Revenue ..................................................        28,590        379,198       407,788
  Interest on Note Receivable - Affiliate ........................        25,763        320,367       346,130
  Other Income ...................................................          --        3,297,927     3,297,927
  Gain on Sale of Equipment ......................................         3,400      1,617,914     1,621,314
                                                                     -----------    ------------  ------------
Total Other Income ...............................................        57,753      5,615,406     5,673,159
                                                                     -----------    ------------  ------------
Total Income .....................................................       373,338      5,650,081     6,023,419
                                                                     -----------    ------------  ------------

EXPENSES
Expenses From Property Operating Activities:
  Net Loss From Operations of Foreclosed Real Estate Held for Sale       605,094           --         605,094
                                                                     -----------    ------------  ------------
Total Expenses From Property Operating Activities ................       605,094           --         605,094
                                                                     -----------    ------------  ------------
Other Expenses:
  Stockholder Expenses ...........................................        73,960           --          73,960
  Directors' Fees, Expenses, and Insurance .......................       173,828           --         173,828
  Other Professional Fees ........................................        84,800           --          84,800
  General and Administrative .....................................       229,845        199,924       429,769
  Administrative Reimbursement - Affiliate .......................       113,201           --         113,201
  Interest Expense - Affiliates ..................................       391,512           --         391,512
  Depreciation Expense ...........................................        13,518        263,576       277,094
  Interest Expense ...............................................         7,067        109,932       116,999
  Recovery of Losses on Loans, Notes and Interest Receivable .....      (108,176)          --        (108,176)
                                                                     -----------    ------------  ------------
Total Other Expenses .............................................       979,555        573,432     1,552,987
                                                                     -----------    ------------  ------------
Total Expenses ...................................................     1,584,649        573,432     2,158,081
                                                                     -----------    ------------  ------------
Net Income (Loss) ................................................   $(1,211,311)   $ 5,076,649   $ 3,865,338
                                                                     -----------    ------------  ------------
                                                                     -----------    ------------  ------------
Net Income (Loss) Per Share of Common Stock Basic
  (Based on the Weighted Average Number of Shares
  Outstanding of 1,202,287) ......................................   $     (1.01)   $      4.22   $      3.21
                                                                     -----------    ------------  ------------
                                                                     -----------    ------------  ------------


                                SEMELE GROUP INC.
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997


                                                                       Historical     Pro forma      Pro forma
                                                                       Statements    Adjustments      Results
                                                                      ------------   ------------  ------------
INCOME
Income From Lending and Investing Activities:
  Interest on Loans Receivable ....................................   $    29,694    $      --     $    29,694
  Income on Investments ...........................................        90,686        189,423       280,109
                                                                      ------------   ------------  ------------
Total Income From Lending and Investing Activities ................       120,380        189,423       309,803
                                                                      ------------   ------------  ------------
Other Income:
  Lease Revenue ...................................................          --        1,344,227     1,344,227
  Interest on Note Receivable - Affiliate .........................          --          651,209       651,209
  Other Income ....................................................          --           77,839        77,839
  Gain on Sale of Equipment .......................................          --        1,667,838     1,667,838
                                                                      ------------   ------------  ------------
Total Other Income ................................................          --        3,741,113     3,741,113
                                                                      ------------   ------------  ------------
Total Income ......................................................       120,380      3,930,536     4,050,916
                                                                      ------------   ------------  ------------

EXPENSES
Expenses From Property Operating Activities:
  Net Loss From Operations of Foreclosed Real Estate Held for Sale        451,418           --         451,418
  Net Loss From Disposition of Foreclosed Real Estate Held for Sale        32,612           --          32,612
  Net Income From Operations of Real Estate Venture ...............      (412,236)          --        (412,236)
                                                                      ------------   ------------  ------------
Total Expenses From Property Operating Activities .................        71,794           --          71,794
                                                                      ------------   ------------  ------------
Other Expenses:
  Stockholder Expenses ............................................       112,778           --         112,778
  Directors' Fees, Expenses, and Insurance ........................       167,545           --         167,545
  Other Professional Fees .........................................       289,744           --         289,744
  General and Administrative ......................................       665,121        367,448     1,032,569
  Administrative Reimbursement - Affiliate ........................        29,700           --          29,700
  Interest Expense - Affiliates ...................................        10,178           --          10,178
  Depreciation Expense ............................................          --          298,905       298,905
  Interest Expense ................................................          --          102,056       102,056
                                                                      ------------   ------------  ------------
Total Other Expenses ..............................................     1,275,066        768,409     2,043,475
                                                                      ------------   ------------  ------------
Total Expenses ....................................................     1,346,860        768,409     2,115,269
                                                                      ------------   ------------  ------------

Net Income (Loss) .................................................   $(1,226,480)   $ 3,162,127   $ 1,935,647
                                                                      ------------   ------------  ------------
                                                                      ------------   ------------  ------------

Net Income (Loss) Per Share of Common Stock Basic
  (Based on the Weighted Average Number of Shares
  Outstanding of 1,105,729) .......................................   $     (1.11)   $      2.86   $      1.75
                                                                      ------------   ------------  ------------
                                                                      ------------   ------------  ------------


                                SEMELE GROUP INC.
                                    FORM 8-K

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEMELE GROUP INC.
(Registrant)


By: /S/ JAMES A. COYNE                               Date:  MAY 14, 1999
    -----------------------                               --------------
     James A. Coyne
     President and Chief Operating
     Officer and a Director















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